EXHIBIT 10.1

Execution Version

TENTH AMENDMENT TO CREDIT AGREEMENT
This Tenth Amendment to Credit Agreement (this “Amendment”) is entered into effective as of the 25th day of May, 2018, by and among Gran Tierra Energy International Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Borrower”), Gran Tierra Energy Inc., a corporation duly formed and existing under the laws of the State of Nevada (the “Parent”), The Bank of Nova Scotia, as administrative agent (the “Administrative Agent”) and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Borrower, the Parent, the Administrative Agent, and Lenders are parties to that certain Credit Agreement dated as of September 18, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement as amended by this Amendment);
WHEREAS, pursuant to the Credit Agreement, Lenders have made certain Loans to the Borrower and provided certain other credit accommodations to Borrower;
The parties desire to enter into this Amendment to (i) reaffirm the Borrowing Base as $300,000,000 and (ii) make certain other amendments and modifications, in each case upon the terms and conditions set forth herein and in each case to be effective as of the Tenth Amendment Effective Date (as defined below).
WHEREAS, the Administrative Agent, Borrower and the undersigned Lenders have agreed to enter into this Amendment to amend the Credit Agreement as more particularly set forth herein;
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and undersigned Lenders hereto hereby agree as follows:

Section 1.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement and the schedules, annexes and the exhibits to the Credit Agreement and the other Loan Documents are, effective as of the Tenth Amendment Effective Date, hereby amended in the manner provided in this Section 1.
1.1    Amendments to Section 1.02.
(a)    The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:
“Available Amount” means, at any date of determination, an aggregate amount equal to (a) the amount equal to the sum, determined on a cumulative basis, of (i) the Available Amount Cap, plus (ii) the amount of cash distributions received by the Parent, the Borrower or any Restricted Subsidiary from any Unrestricted Subsidiary or from any minority Investment or cash repayment received by the Parent, the Borrower or any Restricted Subsidiaries in respect of any Investment constituting a loan or advance, in each case to the extent such distributions or such repayments are, within 180 days from the date of receipt thereof, invested in Investments permitted by Sections 9.05(h), (j) or (l); minus (b) the amount of dollars used to make Investments to pursuant to Section 9.05(e)(ii) (exclusive of any amounts of such Investments in which the Administrative Agent has a first priority perfected security interest) or Section 9.05(l).
“Permitted EDC Debt” means Debt of any Credit Party in favor of Export Development Canada for the provision by Export Development Canada of credit support in favor of an issuer of letters of credit on behalf of any Credit Party; provided, that either (i) such Debt is unsecured or (ii) if such Debt is secured, the aggregate outstanding principal amount of such Debt does not exceed $150,000,000 and such secured Debt is subject to an Intercreditor Agreement containing subordination provisions in form and substance satisfactory to the Administrative Agent and the Majority Revolving Credit Lenders in their sole discretion.
(b) The definition of “Excepted Debt” contained in Section 1.02 of the Credit Agreement is hereby amended by amending and restating clause (b) therein in its entirety to read in full as follows:
“(b) Debt in respect of direct obligations of any Credit Party regarding performance bonds, bid bonds, appeal bonds, surety bonds, completion guarantees and similar obligations (including such obligations in respect of letters of credit and bank guarantees related thereto and such obligations incurred to secure health, safety and environmental obligations), in each case, not in connection with money borrowed and provided in the ordinary course of business or consistent with past practice; provided that Permitted EDC Debt may not be permitted by this clause (b)”
(c) The definition of “Excepted Liens” contained in Section 1.02 of the Credit Agreement is hereby amended by amending and restating clause (g) therein in its entirety to read in full as follows:

“(g) Liens on cash or securities directly pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business; provided that Permitted EDC Debt may not be secured by Liens in this clause (g)”
1.2    Amendment to Section 2.08(b). Section 2.08(b) of the Credit Agreement is hereby amended to insert “(or thirty (30) days thereafter)” immediately after “of each year” therein.
1.3    Amendment to Section 8.01(o). Section 8.01(o)(ii) of the Credit Agreement is hereby amended to delete “April 1” and insert in lieu thereof “April 30”.
1.4    Amendment to Section 9.02(d). Section 9.02(d) of the Credit Agreement is hereby amended to insert “(other than Permitted EDC Debt)” immediately after “Debt” therein.
1.5    Amendment to Section 9.05(l). Section 9.05(l)(ii) of the Credit Agreement is hereby amended to delete “Responsible officer” and insert in lieu thereof “Responsible Officer”.
1.6    Omnibus Amendment to Loan Documents. Each reference in any Loan Document to a “Responsible Officer of the Borrower” is hereby amended to delete “Responsible Officer of the Borrower” and insert in lieu thereof “Responsible Officer of the Borrower or of the Parent”.
SECTION 2.    Redetermination of Borrowing Base. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby agree that for the period from and including the Tenth Amendment Effective Date, but until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.08(e), Section 2.08(f) or Section 9.11(d) of the Credit Agreement, whichever occurs first, the amount of the Borrowing Base shall be reaffirmed to be $300,000,000, which redetermination of the Borrowing Base shall constitute the May 1, 2018 Scheduled Redetermination of the Borrowing Base. This Section 2 constitutes the New Borrowing Base Notice for the May 1, 2018 Scheduled Redetermination of the Borrowing Base.
SECTION 3.    Conditions Precedent. This Amendment shall be effective on the date that each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Tenth Amendment Effective Date”):
3.1    Counterparts. Administrative Agent shall have received from the Required Revolving Lenders, the Parent and the Borrower counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.
3.2    Fees and Expenses. The Borrower shall have paid to the Administrative Agent and the Lenders all fees required to be paid by the Borrower and all expenses required to be paid by the Borrower under Section 12.03 of the Credit Agreement (other than fees of counsel to the Administrative Agent).
SECTION 4.    Representations and Warranties of Borrower. To induce the Lenders and Administrative Agent to enter into this Amendment, each undersigned Credit Party hereby represents and warrants to Lenders and Administrative Agent as follows:

4.1    Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended hereby, remain in full force and effect. The undersigned Credit Parties hereby extend the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.
4.2    Reaffirm Existing Representations and Warranties. Each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on the date hereof after giving effect to the amendments set forth herein, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such specified earlier date.
4.3    Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Amendment are within such Credit Party’s organizational powers and have been duly authorized by all necessary corporate and, if required, stockholder or shareholder action (including, without limitation, any action required to be taken by any class of directors of such Credit Party or any other Person, whether interested or disinterested, in order to ensure the due authorization of this Amendment). The execution, delivery and performance by such Credit Party of this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Parent, such Credit Party or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Amendment, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of this Amendment, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Credit Party or any order of any Governmental Authority, (c) will not violate or result in a default under any Material Document or any indenture, agreement or other instrument binding upon such Credit Party or its Properties, or give rise to a right thereunder to require any payment to be made such Credit Party, and (d) will not result in the creation or imposition of any Lien on any Property of any Credit Party (other than the Liens created by the Loan Documents).
4.4    Validity and Enforceability. This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.5    Acknowledgment of No Defenses. Such Credit Party acknowledges that it has no defense to (%3) such Credit Party’s obligation to pay the Obligations when due, or (%3) the validity, enforceability or binding effect against such Credit Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.

SECTION 5.    Miscellaneous.
5.1    Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. This Amendment shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto. This Amendment constitutes a Loan Document.
5.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.3    Counterparts. This Amendment may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g. pdfs) of such executed counterparts shall be effective as originals.
5.4    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
5.5    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
5.6    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

5.7    [Signature pages to follow]

BORROWER:	GRAN TIERRA ENERGY INTERNATIONAL HOLDINGS LTD.
By: /s/ Adrian Coral__________________________
Name:    Adrian Coral
Title:    Director

PARENT:	GRAN TIERRA ENERGY INC.
By: /s/ Adam Smith__________________________
Name:    Adam Smith
Title:    Treasurer

Signature Page – Tenth Amendment

ADMINISTRATIVE AGENT:     THE BANK OF NOVA SCOTIA
By: /s/ Carolina Villegas______________________
Name:    Carolina Villegas
Title:    Director, International Banking

By: /s/ Enrique Lopez________________________
Name:    Enrique Lopez
Title:    Vice President, International Banking

Signature Page – Tenth Amendment

LENDERS:    THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ Carolina Villegas______________________
Name:    Carolina Villegas
Title:    Director, International Banking

By: /s/ Enrique Lopez________________________
Name:    Enrique Lopez
Title:    Vice President, International Banking

Signature Page – Tenth Amendment

SOCIÉTÉ GÉNÉRALE,
as a Lender

By: /s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

Signature Page – Tenth Amendment

HSBC BANK CANADA,
as a Lender

By: /s/ Duncan Levy____________________
Name: Duncan Levy
Title: Director, Global Banking

By: /s/ Adam Lamb
Name: Adam Lamb
Title: Vice President, Global Banking

Signature Page – Tenth Amendment

EXPORT DEVELOPMENT CANADA,
as a Lender

By: /s/ Trystan Glynn-Morris
Name: Trystan Glynn-Morris
Title: Senior Associate, Structured and Project Finance

By: /s/ Frank Kelly
Name: Frank Kelly
Title: Director, Extractive Industries, Structured and Project Finance

Signature Page – Tenth Amendment

NATIXIS, NEW YORK BRANCH,
as a Lender

By: /s/ Carla Grey
Name: Carla Grey
Title: Director

By: /s/ A. Stevens
Name: A. Stevens
Title: M.D.

Signature Page – Tenth Amendment

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Maria E. Hushovd
Name: Maria E. Hushovd
Title: Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE,
as a Lender

By: /s/ Ryan Shea
Name: Ryan Shea
Title: Director

By: /s/ Joelle Chatwin
Name: Joelle Chatwin
Title: Executive Director